Security Benefit Advisor Variable Annuity
Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001
Supplement Dated June 13, 2024
To the Summary and Statutory Prospectuses
Dated May 1, 2024
Important Information about
Guggenheim Long Short Equity
Guggenheim Small Cap Value

This Supplement updates certain information in the Prospectus. Please read this Supplement carefully and retain it for future use.
Effective August 16, 2024, the Guggenheim Long Short Equity and the Guggenheim Small Cap Value Subaccounts (the “Closed Subaccounts”) are no longer available as investment options under your Contract. The underlying funds of the Closed Subaccounts, the Guggenheim Long Short Equity Fund and the Guggenheim Small Cap Value Fund, are expected to be liquidated on or about August 16, 2024.
If you have allocated Contract Value to either of the Closed Subaccounts, you may want to consider transferring your Contract Value to another available subaccount prior to August 16, 2024. Should you choose to request such a transfer, there will be no fees, charges, tax effects, penalties or alteration of your rights for transferring Contract Value from the Closed Subaccounts to another subaccount, and such transfer will not count toward any transfer limit under your Contract.
If a transfer request is not received by the close of business on August 15, 2024, Contract Value allocated to any of the Closed Subaccounts as well as redemption proceeds received upon each Fund’s liquidation will be reallocated to the Invesco V.I. Government Money Market Subaccount, which invests in the Invesco V.I. Government Money Market Fund. The investment objective of the Invesco V.I. Government Money Market Fund is to provide current income consistent with preservation of capital and liquidity. If you have instructions designating allocation to any of the Closed Subaccounts as part of a Dollar Cost Averaging or Asset Reallocation Option, those allocation instructions will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Allocation Option (without the Closed Subaccounts), you need to submit a new form to our Administrative Office.
More detailed information regarding the investment objective, policies, risks, and expenses associated with the Invesco V.I. Government Money Market Fund, and other relevant information, may be found in the fund prospectus. The prospectus for an Underlying Fund should be read in conjunction with the Contract Prospectus. You may contact Security Benefit Life Insurance Company to obtain additional information, including a transfer request form or a copy of the fund prospectus. The fund prospectus is also available online at the following location:  https://dfinview.com/SecurityBenefit/TAHD/814121471?site=PSBL
Please Retain This Supplement For Future Reference